EXHIBIT 10(a)

FOURTH AMENDMENT TO THE AMENDED AND RESTATED CREDIT AGREEMENT

FOURTH AMENDMENT, dated as of July 25, 2005 (this “Amendment”), to the Credit Agreement initially dated as of March 25, 2003 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”), among K2 Inc. and each of its Subsidiaries party hereto, each of the lending institutions from time to time party hereto (such lending institutions, together with their respective successors and assigns, are referred to herein individually as a “Lender” and collectively as the “Lenders”), JPMorgan Chase Bank, N.A., as a contractual representative for the Lenders (the “Administrative Agent”), Bank One, NA, a national banking association having its principal office in Chicago, Illinois, as a contractual representative for the Lenders (the “Collateral Agent”), and acting through its London branch as the “U.K. Security Trustee”. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

W I T N E S S E T H :

WHEREAS, the Obligated Parties have requested that the Lenders amend the Credit Agreement in the manner provided for herein; and

WHEREAS, the Administrative Agent and the Lenders are willing to amend the Credit Agreement in the manner and on the conditions provided for herein.

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties agree as follows:

1. Amendment to Section 6.14 of the Credit Agreement: Section 6.14 of the Credit Agreement is hereby amended by adding the following subsection at the end thereof:

(m) unsecured notes in an aggregate principal amount of up to $100,000,000; provided that (i) the terms of such notes shall be subject to the approval of the Administrative Agent, such approval not to be unreasonably delayed, withheld or conditioned, (ii) the net proceeds from the issuance thereof shall be applied to the extent thereof to repay any then outstanding Revolving Loans and (iii) such issuance shall occur within 365 days of July 25, 2005.

2. Effectiveness. This Amendment shall become effective on the date the Administrative Agent has received counterparts of this Amendment executed by the Obligated Parties, the Administrative Agent and the Required Lenders.

3. Payment of Fees and Expenses. The Borrowers agree to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment and any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

4. Representations and Warranties. After giving effect to this Amendment, each Obligated Party hereby confirms, reaffirms and restates the representations and warranties set forth in Section 5 of the Credit Agreement as if made on and as of the date hereof except for any representation or warranty made as of the earlier date, which representation or warranty shall have been true and correct in all material respects as of such earlier date.

5. Severability; Headings. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The section and subsection headings used in this Amendment are for convenience of reference only and are not to affect the construction hereof or to be taken into consideration in the interpretation hereof.

6. Continuing Effect of Other Documents. This Amendment shall not constitute an amendment or waiver of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Obligated Parties that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

7. Governing Law; Counterparts.

(a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

(b) This Amendment may be executed by one or more of the parties to this Agreement in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrowers and the Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

[SIGNATURE PAGES FOLLOW]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

OBLIGATED PARTIES:

K2 INC.

By:	/S/ DUDLEY W. MENDENHALL
Dudley W. Mendenhall Senior Vice President and Chief Financial Officer

BRASS EAGLE, LLC EX OFFICIO LLC K2 EYEWEAR, LLC WGP, LLC

By:	K2 Inc., its sole Member

	By:	/S/ DUDLEY W. MENDENHALL
Dudley W. Mendenhall Senior Vice President and Chief Financial Officer

HILTON CORPORATE CASUALS, LLC SHAKESPEARE COMPANY, LLC SHAKESPEARE CONDUCTIVE FIBERS, LLC WORTH, LLC

By:	K2 Inc., its Manager

	By:	/S/ DUDLEY W. MENDENHALL
Dudley W. Mendenhall Senior Vice President and Chief Financial Officer

BRASS EAGLE CHALLENGE PARK, INC.

EX OFFICIO INTERNET COMPANY, LLC

J. DEBEER & SON, INC.

JT PROTECTIVE GEAR LLC

JT USA LLC

K2 BIKE, INC.

K-2 CORPORATION

K2 CORPORATION OF CANADA

K-2 INTERNATIONAL, INC.

K2 LICENSED PRODUCTS, INC.

K2 MERCHANDISING, INC.

K2 SNOWSHOES, INC.

MARMOT MOUNTAIN, LLC

MORROW SNOWBOARDS, INC.

RAWLINGS CANADA INCORPORATED

RAWLINGS SPORTING GOODS COMPANY

RIDE, INC.

RIDE SNOWBOARD COMPANY

SHAKESPEARE COMPANY (UK) LIMITED

SHAKESPEARE INDUSTRIES, INC.

SHAKESPEARE INTERNATIONAL LIMITED

SHAKESPEARE MONOFILAMENT UK LIMITED

SITCA CORPORATION

SMCA, INC.

SPORTS RECREATION COMPANY LTD.

STEARNS INC.

WORTH ACCESSORIES, INC.

WORTH BAT COMPANY, INC.

By:	/S/ DIANA C. CRAWFORD
Diana C. Crawford Secretary

SATV, LLC SOSPENDERS LLC

By:	Stearns Inc., as sole Member

	By:	/S/ DIANA C. CRAWFORD
Diana C. Crawford Secretary

SHAKESPEARE ALL STAR ACQUISITION LLC

By:	Shakespeare Company, LLC, as sole Member

	By:	K2 Inc., its Manager

		By:	/S/ DUDLEY W. MENDENHALL
Dudley W. Mendenhall Senior Vice President and Chief Financial Officer

EARTH PRODUCTS, INC. KATIN, INC.

By:	/S/ DIANA C. CRAWFORD
Diana C. Crawford Corporate Secretary

MARKER USA, INC. MIKEN SPORTS, LLC VOLKL SPORT AMERICA CORP.

By:	/S/ DUDLEY W. MENDENHALL
Dudley W. Mendenhall Senior Vice President – Finance

ADMINISTRATIVE AGENT:
JPMORGAN CHASE BANK, N.A.

By:	/S/ KEVIN D. PADGETT
Name:	Kevin D. Padgett
Title:	Vice President

K-2 SIGNATURE PAGE TO FOURTH AMENDMENT DATED AS OF JULY 25, 2005

Name of Institution: General Electric Capital Corporation

By:	/S/ LAWRENCE E. RIDGEWAY
Name:	Lawrence E. Ridgeway
Duly Authorized Signatory

K-2 SIGNATURE PAGE TO FOURTH AMENDMENT DATED AS OF JULY 25, 2005

Name of Institution: Bank of America N.A.

By:	/S/ MATTHEW KOENIG
Name:	Matthew Koenig
Title:	Senior Vice President

K-2 SIGNATURE PAGE TO FOURTH AMENDMENT DATED AS OF JULY 25, 2005

Name of Institution: Wells Fargo Bank N.A.

By:	/S/ JUTTA S. GRAHAM
Name:	Jutta S. Graham
Title:	Vice President

K-2 SIGNATURE PAGE TO FOURTH AMENDMENT DATED AS OF JULY 25, 2005

Name of Institution: Wells Fargo Foothill, LLC

By:	/S/ DENNIS KING
Name:	Dennis King
Title:	Vice President

K-2 SIGNATURE PAGE TO FOURTH AMENDMENT DATED AS OF JULY 25, 2005

Name of Institution: LaSalle Bank National Association

By:	/S/ NICHOLAS DEVILDER
Name:	Nicholas Devilder
Title:	Assistant Vice President

K-2 SIGNATURE PAGE TO FOURTH AMENDMENT DATED AS OF JULY 25, 2005

Name of Institution: PNC Bank National Association

By:	/S/ GREGORY J. HALL
Name:	Gregory J. Hall
Title:	Vice President

K-2 SIGNATURE PAGE TO FOURTH AMENDMENT DATED AS OF JULY 25, 2005

Name of Institution: GMAC Commercial Finance, LLC

By:	/S/ MIKE WILLIAMS
Name:	Mike Williams
Title:	Vice President

K-2 SIGNATURE PAGE TO FOURTH AMENDMENT DATED AS OF JULY 25, 2005

Name of Institution: Merrill Lynch Business Financial Services, Inc.

By:	/S/ STEVE RUBINSTEIN
Name:	Steve Rubinstein
Title:	Assistant Vice President

K-2 SIGNATURE PAGE TO FOURTH AMENDMENT DATED AS OF JULY 25, 2005

Name of Institution: Union Bank of California, N.A.

By:	/S/ NANCY PERKINS
Name:	Nancy Perkins
Title:	Vice President

K-2 SIGNATURE PAGE TO FOURTH AMENDMENT DATED AS OF JULY 25, 2005

Name of Institution: Bank of The West.

By:	/S/ TERRY A. SWITZ, JR.
Name:	Terry A. Switz, Jr.
Title:	Assistant Vice President